PROMISSORY NOTE

$55,000,000.00, subject to	November 29, 2010
adjustment as provided herein

FOR VALUE RECEIVED, the undersigned (each, a “Borrower,” and, collectively, the “Borrowers”), jointly and severally, hereby promise to pay to the order of Fleetwood Homes, Inc., a Delaware corporation (the “Lender”) , in lawful money of the United States of America and at the time or times set forth in, and in accordance with, that certain Debtor-in-Possession Revolving Credit Agreement, dated as of the date hereof (the “Credit Agreement”), by and among the Borrowers, each as a debtor and debtor-in-possession under chapter 11 of the Bankruptcy Code, and Lender, the principal sum of FIFTY FIVE MILLION DOLLARS AND NO CENTS ($55,000,000.00) or such lesser amount as shall equal the aggregate unpaid principal amount of the Loan made by the Lender to the Borrowers under the Credit Agreement and to pay interest on the unpaid principal amount thereof for the periods and at the interest rates set forth in the Credit Agreement.

This note (this “Note”) is the Note described in the Credit Agreement.  Capitalized terms used and not otherwise defined in this Note have the meanings ascribed to them in the Credit Agreement.  Reference is made to the Credit Agreement for a description of the agreements of the parties concerning optional and mandatory payments, Collateral, acceleration and other material terms affecting this Note and this Note is subject to, and qualified in all respects by, the Credit Agreement or, where applicable, any of the other Credit Documents referred to therein, all of which are incorporated herein by reference.  Upon the occurrence of any Event of Default specified in the Credit Agreement, all amounts remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, as provided in the Credit Agreement.  Except to the extent specifically required by the Credit Agreement, presentment, demand, protest or notice of any kind are hereby expressly waived by the Borrower in connection with this Note.

Notwithstanding the grant of the Collateral, each Borrower hereby acknowledges, admits and agrees that the Borrowers’ obligations under this Note are recourse obligations of each Borrower for which each Borrower pledges its full faith and credit.  The Borrowers promise to pay all of the Lender’s costs of collection and enforcement in respect of this Note when incurred including, without limitation, all reasonable attorneys’ fees and disbursements.

As set forth more fully in the Credit Agreement and below, interest on the principal amount of this Note will be payable on each Interest Payment Date.  The unpaid principal balance of this Note shall bear interest from the date of issuance thereof until due and payable, at the rate per annum equal to seven percent (7%) on Borrowings (as defined in the Credit Agreement) under the Base Commitment (as defined in the Credit Agreement) and at the per annum rate of twelve percent (12%) on Borrowings under the Supplemental Commitment (as defined in the Credit Agreement); provided that if any Event of Default occurs and is continuing, this Note shall bear interest thereafter, until such Event of Default is cured or waived, at the rate of twelve percent (12%) per annum (or such lower rate as is the maximum permitted by applicable Law), as provided in the Credit Agreement.  All interest on the outstanding principal balance of this Note shall be calculated in accordance with Section 2.09 of the Credit Agreement and shall be payable, subject to Section 2.09 of the Credit Agreement, at the option of the Borrowers, either (a) in cash, monthly in arrears on each Interest Payment Date or (b) by the addition of such amount of interest to the then-outstanding principal amount of the Loan on such Interest Payment Date; provided, however, that, at maturity or upon any prepayment of the Loan (whether in whole or in part), all interest then-outstanding shall be payable prior to giving effect to any payment of principal.  At maturity of this Note or upon any prepayment of this Note (whether in whole or in part), all interest then-outstanding shall be payable prior to giving effect to any payment of principal.

By executing below, each Borrower acknowledges and agrees that, if as of any Interest Payment Date, the Borrowers have not paid the entire amount of interest then due, such failure to pay interest shall be deemed to be an irrevocable election by the Borrowers to add such remaining interest to the outstanding principal amount of the Loan on such Interest Payment Date.  Any interest added to principal pursuant to this paragraph shall, from and after the Interest Payment Date, accrue interest as if an original part of the principal amount of this Note.

Payment of principal and interest under this Note is secured as set forth in the Security Agreement.

This Note is to be governed by, and construed in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, this Note is executed by the undersigned Borrowers as of the date first written above.

Palm Harbor Homes, Inc., a Florida corporation,
as a Borrower

By:	/s/ Larry H. Keener
Name:	Larry H. Keener
Title:	President and Chief Executive Officer

Palm Harbor GenPar, LLC, a Nevada limited liability company, as a Borrower

By:	/s/ Larry H. Keener
Name:	Larry H. Keener
Title:	President

Palm Harbor Mfg., L.P., a Texas limited partnership, as a Borrower

By:	/s/ Larry H. Keener
Name:	Larry H. Keener
Title:	President

Palm Harbor Real Estate, LLC, a Texas limited liability company, as a Borrower

By:	/s/ Larry H. Keener
Name:	Larry H. Keener
Title:	President of Sole Member

Nationwide Homes, Inc., a Delaware corporation, as a Borrower

By:	/s/ Larry H. Keener
Name:	Larry H. Keener
Title:	Chairman

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Palm Harbor Albemarie, LLC, a Delaware corporation, as a Borrower

By:	/s/ Larry H. Keener
Name:	Larry H. Keener
Title:	President

[SIGNATURE PAGE TO NOTE]